Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 16, 2015 to the Credit Agreement referenced below is by and among AAC Holdings, Inc., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacities as Administrative Agent, Swingline Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, a credit facility has been extended to the Borrower pursuant to the terms of that certain Credit Agreement dated as of March 9, 2015 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors, the Lenders, the Swingline Lender, the L/C Issuer and the Administrative Agent; and

WHEREAS, the Loan Parties have requested that the Lenders amend the definition of “Change of Control” set forth in Section 1.01 of the Credit Agreement in order to eliminate the so-called “dead hand” provision thereof;

WHEREAS, the Lenders (by act of the Required Lenders) have agreed to provide such requested amendment subject to the terms and conditions herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

3. Amendment. Clause (b) of the definition of Change of Control in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

(b) during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

4. Condition Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

5. Amendment is a “Loan Document”. This Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Representations and Warranties; No Default. Each Loan Party hereby represents and warrants to the Administrative Agent, each Lender, the Swingline Lender and the L/C Issuer that, after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date and (b) no Default or Event of Default exists.

7. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or form of electronic attachment (e.g., “.pdf”) shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

11. Fees and Expenses. The Loan Parties agree to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

12. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	AAC HOLDINGS, INC., a Nevada corporation

	By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman and Chief Executive Officer

AAC HOLDINGS, INC.

FIRST AMENDMENT

GUARANTORS:	AMERICAN ADDICTION CENTERS, INC.,
a Nevada corporation

	By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman and Chief Executive Officer

FORTERUS HEALTH CARE SERVICES, INC.,
a Delaware corporation

SAN DIEGO ADDICTION TREATMENT CENTER, INC.,
a Delaware corporation

	By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman

B&B HOLDINGS INTL LLC,
a Florida limited liability company

AAC HOLDINGS, INC.

FIRST AMENDMENT

GREENHOUSE TREATMENT CENTER, LLC,
a Texas limited liability company

CONCORDE TREATMENT CENTER, LLC,
a Nevada limited liability company

SINGER ISLAND RECOVERY CENTER LLC,
a Florida limited liability company

RECOVERY FIRST OF FLORIDA, LLC,
a Delaware limited liability company

RI – CLINICAL SERVICES, LLC,
a Delaware limited liability company

NEW JERSEY ADDICTION TREATMENT CENTER, LLC,
a Delaware limited liability company

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Manager

FITRX, LLC,
a Tennessee limited liability company

AAC LAS VEGAS OUTPATIENT CENTER, LLC,
a Delaware limited liability company

AAC DALLAS OUTPATIENT CENTER, LLC,
a Delaware limited liability company

ADDICTION LABS OF AMERICA, LLC,
a Delaware limited liability company

PARALLAX CENTER, LLC,
a Delaware limited liability company

By:	American Addiction Centers, Inc., its sole member

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman and Chief Executive Officer

AAC HOLDINGS, INC.

FIRST AMENDMENT

CLINICAL REVENUE MANAGEMENT SERVICES, LLC,
a Tennessee limited liability company

By:	AAC Holdings, Inc., its sole member

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Chairman and Chief Executive Officer

BEHAVIORAL HEALTHCARE REALTY, LLC,
a Delaware limited liability company

CONCORDE REAL ESTATE, LLC,
a Nevada limited liability company

GREENHOUSE REAL ESTATE, LLC,
a Texas limited liability company

BHR ALISO VIEJO REAL ESTATE, LLC,
a Delaware limited liability company

BHR RINGWOOD REAL ESTATE, LLC,
a Delaware limited liability company

AAC HOLDINGS, INC.

FIRST AMENDMENT

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Manager

AAC HOLDINGS, INC.

FIRST AMENDMENT

THE ACADEMY REAL ESTATE, LLC, a Delaware limited liability company

By:	Behavioral Healthcare Realty, LLC, its sole member

By:	/s/ Michael T. Cartwright
Name: Michael T. Cartwright
Title: Manager

PALM BEACH PROFESSIONAL GROUP, PROFESSIONAL CORPORATION, a Florida professional corporation

LAS VEGAS PROFESSIONAL GROUP – CALARCO, P.C., a Nevada professional corporation

GRAND PRAIRIE PROFESSIONAL GROUP, P.A., a Texas professional association

By:	/s/ Mark A. Calarco
Name: Mark A. Calarco
Title: President, Secretary and Treasurer

AAC HOLDINGS, INC.

FIRST AMENDMENT

BRENTWOOD PROFESSIONAL GROUP, P.C., a Tennessee professional corporation

By:	/s/ Mark A. Calarco
Name: Mark A. Calarco
Title: President and Treasurer

SAN DIEGO PROFESSIONAL GROUP, P.C., a California professional corporation

By:	/s/ Mark A. Calarco
Name: Mark A. Calarco
Title: President, Secretary and Chief Financial Officer

AAC HOLDINGS, INC.

FIRST AMENDMENT

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Erik M. Truette
Name: Erik M. Truette
Title: Vice President

AAC HOLDINGS, INC.

FIRST AMENDMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ Mark Hardison
Name: Mark Hardison
Title: Senior Vice President

AAC HOLDINGS, INC.

FIRST AMENDMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Mary E. Coke
Name: Mary E. Coke
Title: Vice President

AAC HOLDINGS, INC.

FIRST AMENDMENT

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Eric Oppenheimer
Name: Eric Oppenheimer
Title: Director

AAC HOLDINGS, INC.

FIRST AMENDMENT

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Alexander L. Rody
Name: Alexander L. Rody
Title: Senior Vice President

AAC HOLDINGS, INC.

FIRST AMENDMENT

RELIANT BANK,
as a Lender

By:	/s/ Stephen Fawehinmi
Name: Stephen Fawehinmi
Title: Vice President

AAC HOLDINGS, INC.

FIRST AMENDMENT

TEXAS CAPITAL BANK, N.A.,
as a Lender

By:	/s/ Leslie Tieszen
Name: Leslie Tieszen
Title: Senior Vice President

AAC HOLDINGS, INC.

FIRST AMENDMENT

WESTERN ALLIANCE BANK,
as a Lender

By:	/s/ Mark Niles
Name: Mark Niles
Title: Vice President

AAC HOLDINGS, INC.

FIRST AMENDMENT